UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 22, 2026
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1825 South Grant Street, Suite 850
San Mateo,	CA	94402
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 22, 2026, Oportun Financial Corporation (the “Company”) entered into a letter agreement (the “Agreement”) with Bradley L. Radoff and The Radoff Family Foundation (together, the “Radoff Parties”).

The Agreement provides, among other things, that:

•two of the current Class I directors will retire from the Company’s Board of Directors no later than the conclusion of the Company’s 2026 annual meeting of stockholders;

•the Radoff Parties will be subject to customary standstill restrictions, including, among others, not (i) acquiring beneficial ownership of and economic exposure to, more than 4.9 percent of the then-outstanding voting securities of the Company; (ii) soliciting proxies and related matters; and (iii) engaging or participating in certain extraordinary transactions involving the Company, each of the foregoing subject to certain exceptions;

•during the Restricted Period (as defined below), the Radoff Parties will vote all shares of voting securities of the Company beneficially owned by them and over which they have the right to vote in accordance with the Board’s recommendations with respect to (i) the election or removal of directors of the Company and (ii) any other proposal submitted to stockholders of the Company, subject, in the case of clause (ii), to certain exceptions relating to proposals for which the recommendations made by Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC are inconsistent with the recommendation of the Board and to the Radoff Parties’ right to vote in their sole discretion on any proposal with respect to an extraordinary transaction involving the Company;

•during the Restricted Period, neither the Company nor the Radoff Parties will disparage or sue the other party, subject to certain exceptions; and

•the Company will reimburse the Radoff Parties for reasonable and documented out-of-pocket legal and other expenses.

Unless otherwise mutually agreed to in writing by the parties, the Agreement will remain in effect until 11:59 p.m., Pacific time, on the day that is 15 days prior to the deadline for the submission of stockholder nominations of directors for the 2028 annual meeting of stockholders (such period, the “Restricted Period”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
10.1	Letter Agreement, dated June 22, 2026, between Oportun Financial Corporation, Bradley L. Radoff and The Radoff Family Foundation
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	June 24, 2026	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Corporate Secretary